UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed by Faraday Future Intelligent Electric Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 15, 2022, the Company entered into that that certain the Securities Purchase Agreement, dated as of August 14, 2022, with and FF Simplicity Ventures LLC, an entity affiliated with ATW Partners LLC (“FF Simplicity”), Senyun International Ltd. (“Senyun”) and RAAJJ Trading LLC (“RAAJJ”), and in its capacity as administrative agent and collateral agent (the “Secured SPA”). Pursuant to the Secured SPA, on August 28, 2023, August 29, 2023 and August 30, 2023, the Company received conversion notices from FF Simplicity evidencing FF Simplicity’s desire to convert $500,000, $250,000 and $250,000 principal amount of its convertible senior secured notes issued under the Secured SPA and for , par value $0.0001 per share (the “Class A common stock”) the Company to issue 68,821 shares, 41,292 shares and 44,231 shares, respectively, of Class A common stock pursuant to such conversion notice. The 68,821 shares and 41,292 shares of Class A common stock were issued to FF Simplicity on September 1, 2023. The 44,231 shares of Class A common stock were issued to FF Simplicity on September 5, 2023 all three via electronic transfer after receiving the necessary electronic request from the broker.

As previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on November 14, 2022, the Company entered into that certain Standby Equity Purchase Agreement, dated as of November 11, 2022, by and between YA II PN, Ltd. (“Yorkville”) and the Company (the “SEPA”). Pursuant to the SEPA, on August 27, 2023, the Company provided an advance notice to Yorkville indicating the Company’s desire to sell 250,000 shares of its Class A common stock for $2,112,344.75. The 250,000 shares of Class A common stock were issued to Yorkville on September 1, 2023.

Pursuant to the Secured SPA, on August 31, 2023 and September 1, 2023, the Company received conversion notices from FF Simplicity evidencing FF Simplicity’s desire to convert $250,000 and $250,000 principal amount of the Company’s convertible senior secured notes issued to FF Simplicity under the Secured SPA and for the Company to issue 47,972 shares and 59,946 shares, respectively, of Class A common stock pursuant to such conversion notices. The 47,972 shares and the 59,946 shares of Class A common stock were issued to FF Simplicity on September 6, 2023 and September 12, 2023, respectively, via electronic transfer after receiving the necessary electronic request from the broker.

Pursuant to the Secured SPA, on September 5, 2023, the Company received a conversion notice from FF Simplicity evidencing FF Simplicity’s desire to convert $250,000 principal amount of the Company’s convertible senior notes issued to FF Simplicity under the Secured SPA and for the Company to issue 61,550 shares of Class A common stock pursuant to such conversion notice. The 61,550 shares of Class A common stock were issued to FF Simplicity on September 11, 2023, via electronic transfer after receiving the necessary electronic request from the broker.

Pursuant to the SEPA, on August 31, 2023, the Company provided an advance notice to Yorkville indicating the Company’s desire to sell 400,000 shares of Class A common stock for $2,502,910.40. The 400,000 shares of Class A common stock were issued to Yorkville on September 8, 2023 via electronic transfer after receiving the necessary electronic request from the broker.

Pursuant to the Secured SPA, on September 6, 2023, the Company received a conversion notice from FF Prosperity Ventures LLC, an entity affiliated with ATW Partners LLC, who is a holder of Class A common stock (“FF Prosperity”), evidencing FF Prosperity’s desire to convert $2,273,040.00 principal amount of the Company’s convertible senior secured notes issued to FF Prosperity under the Secured SPA and for the Company to issue 659,277 shares of Class A common stock pursuant to such conversion notice. The 659,277 shares of Class A common stock were issued to FF Prosperity on September 12, 2023, via electronic transfer after receiving the necessary electronic request from the broker.

Pursuant to the Secured SPA, on September 7, 2023 and September 8, 2023, the Company received conversion notices from FF Vitality Ventures LLC, an entity affiliated with ATW Partners LLC, who is a holder of Class A common stock (“FF Vitality”), evidencing their desire convert $3,500,000.00 and $3,729,400.00, respectively, principal amount of the Company’s convertible senior secured notes issued to each of them under the Secured SPA and for the Company to issue 1,017,758 shares and 1,425,406 shares, respectively, of Class A common stock pursuant to such conversion notices. The 1,017,758 shares and 1,425,406 shares of Class A common stock were issued to FF Vitality on September 12, 2023 via electronic transfer after receiving the necessary electronic request from the broker.

As previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on August 7, 2023, the Company entered into that certain Securities Purchase Agreement, dated as of August 4, 2023, with the Company and purchasers from time-to-time party thereto (the “Streeterville Unsecured SPA”). Pursuant to the Streeterville Unsecured SPA, on September 7, 2023, September 13, 2023 and September 15, 2023, the Company received conversion notices from Streeterville Capital, LLC (“Streeterville”), who is a shareholder of our Class A common stock, evidencing Streeterville’s desire convert $50,000, $500,000 and $1,000,000, respectively, principal amount of the Company’s convertible senior notes issued to Streeterville under the Streeterville Unsecured SPA and for the Company to issue 14,534 shares, 186,724 shares, and 373,449 shares, respectively, of Class A common stock pursuant to such conversion notices. The 14,534 shares, 186,724 shares and 373,449 shares of Class A common stock were issued to Streeterville on September 13, 2023, September 15, 2023 and September 18, 2023, respectively, via electronic transfer after receiving the necessary electronic request from the broker.

Pursuant to the Secured SPA, on September 11, 2023 and September 12, 2023, the Company received a conversion notice from FF Simplicity evidencing FF Simplicity’s desire to convert $1,000,000.00 and $771,713.00 principal amount of the Company’s convertible senior secured notes issued under the Secured SPA and for the Company to issue 389,553 shares and 300,624 shares, respectively, of Class A common stock pursuant to such conversion notice. The 389,553 shares and 300,624 shares, respectively, of Class A common stock were issued to FF Simplicity on September 12, 2023 via electronic transfer after receiving the necessary electronic request from the broker.

As previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on May 10, 2023, the Company entered into that certain Securities Purchase Agreement, dated as of May 8, 2023, with the Company and purchasers from time-to-time party thereto (the “Unsecured SPA”). Pursuant to the Unsecured SPA, on September 12, 2023, the Company received a conversion notice from V W Investment Holding Limited (“V W”), evidencing V W’s desire to convert $1,422,222.00 principal amount of the Company’s convertible senior notes issued to V W under the Unsecured SPA and for the Company to issue 562,091 shares of Class A common stock pursuant to such conversion notice. The 562,091 shares of Class A common stock are in the process of being issued to V W.

Pursuant to the Secured SPA, on September 12, 2023, the Company received a conversion notice from RAAJJ evidencing RAAJJ’s desire to convert $14,217.00 principal amount of the Company’s convertible senior secured note issued to RAAJJ under the Secured SPA and for the Company to issue 5,619 shares of Class A common stock pursuant to such notice. The 5,619 shares of Class A common stock were issued to RAAJJ on September 15, 2023 via electronic transfer after receiving the necessary electronic request from the broker.

Pursuant to the Unsecured SPA, on September 14, 2023, the Company received conversion notices from Senyun, who is a shareholder of our Class A common stock, evidencing Senyun’s desire to convert $6,475,200.00 principal amount of the Company’s convertible senior secured notes issued under the Unsecured SPA and for the Company to issue 2,559,134 shares of Class A common stock pursuant to such conversion notice. The 2,559,134 shares of Class A common stock are in the process of being issued to Senyun.

Based on the representations of the holders in the Secured SPA, Streeterville Unsecured SPA, Unsecured SPA and SEPA and the structuring of the offerings, these securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act.

The issuance of these shares totaled more than 5% of the Company’s outstanding common stock since the Company’s last Item 3.02 Current Report on Form 8-K, which necessitated the filing of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: September 18, 2023	By:	/s/ Jonathan Maroko
	Name:	Jonathan Maroko
	Title:	Interim Chief Financial Officer

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